UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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MFRI, INC.
(name of registrant as specified in its charter)
_________________________________________
(name of person(s) filing proxy statement, if other than registrant)

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7720 N. Lehigh Avenue
Niles, Illinois 60714

May 26, 2011
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of MFRI, Inc. (the “Company”) will be held at Hilton- Rosemont Hotel Chicago O'Hare, 5550 North River Road, Rosemont, Illinois on Wednesday, June 15, 2011, at 10:00 a.m., Chicago time, for the following purposes:

1.to elect directors;

2.	to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm; and

3.	to transact such other business as may properly come before the meeting.

By order of the Board of Directors,
Michael D. Bennett
Secretary
____________
PROXY STATEMENT
For the Annual Meeting of Stockholders of MFRI, Inc.
June 15, 2011
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of MFRI, Inc. for use at the annual meeting of stockholders to be held on June 15, 2011 at 10:00 a.m., Chicago time, at Hilton- Rosemont Hotel Chicago O'Hare, 5550 North River Road, Rosemont, Illinois and at any adjournment thereof. This Proxy Statement and the form of proxy are first being mailed on or about May 26, 2011 to stockholders of the Company. Only stockholders of record at the close of business on April 19, 2011 will be entitled to notice of and to vote at the meeting. On the record date, there were 6,854,646 shares of common stock outstanding. There are no other voting securities. Each stockholder is entitled to one vote per share for the election of directors, as well as on all other matters. If the accompanying proxy form is signed and returned, the shares represented thereby will be voted; such shares will be voted in accordance with the directions on the proxy form or, in the absence of direction as to any proposal, they will be voted FOR the election of the director nominees, except to the extent authority to vote is withheld and FOR ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. The stockholder may revoke the proxy at any time prior to the voting thereof by giving written notice of such revocation to the Company in care of the Corporate Secretary at MFRI, Inc., 7720 N. Lehigh Avenue, Niles, Illinois 60714, by executing and duly and timely delivering a subsequent proxy to the same address shown immediately above, or by attending the meeting and voting in person.
In case any nominee named herein for election as a director is not available when the election occurs, proxies in the accompanying form may be voted for a substitute as well as for the other persons named herein. The Company expects all nominees to be available and knows of no matters to be brought before the meeting other than those referred to in the accompanying notice of annual meeting. If, however, any other matters come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the persons voting such proxies.
The presence at the annual meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company (“Common Stock”) shall constitute a quorum. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.
A plurality of the votes of the shares present in person or represented by proxy at the meeting will be required to elect the directors. The ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal 2011 requires the affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting on such matter in order to be approved.
In addition to the use of the mail, proxies may be solicited by directors, officers, or employees of the Company in person, by electronic mail, by telephone or by other means. The cost of the proxy solicitations will be paid by the Company.

On behalf of your Board of Directors, thank you for your continued support of MFRI, Inc.

The Company's fiscal year ends January 31. Years described as 2010 and 2009 are the fiscal years ended January 31, 2011 and 2010, respectively.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 15, 2011. This Proxy Statement, the Company's 2010 Annual Report and directions to the location of the annual meeting of stockholders are available on the Company's Web site at http://www.mfri.com/investorcenter/araps.aspx.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the following table sets forth the only persons known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, the name and address of such owner, the number of shares of Common Stock beneficially owned, the nature of such ownership and the percentage such ownership is of the outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Outstanding Shares
Heartland Advisors, Inc	576,000	(1)	8.4%
789 North Water Street
Milwaukee, WI 53202

Dimensional Fund Advisors LP	553,617	(2)	8.1%
Palisades West
Building One
6300 Bee Cave Road
Austin, Texas, 78746

David Unger	516,359	(3)	7.5%
7720 N. Lehigh Avenue
Niles, IL 60714

Edward W. Wedbush	433,612	(4)	6.3%
P.O. Box 30014
Los Angeles, CA 90030-0014

Babson Capital Management LLC	390,940	(5)	5.7%
470 Atlantic Avenue
Boston, MA 02210-2208

Perritt Capital Management, Inc.	359,200	(6)	5.2%
300 South Wacker Drive, Suite 2880
Chicago, IL 60606

Carl William Dinger III	349,400	(7)	5.1%
PO BOX 150
Green Village, NJ 07960
________

(1)
According to a Schedule 13G/A dated December 31, 2010, William J. Nasgovitz, president and control person of Heartland Advisors, Inc. in his capacity as investment adviser, may be deemed the beneficial owner of 576,000 shares of Common Stock, which are owned by investment advisory client(s). Mr. Nasgovitz disclaims beneficial ownership of any shares reported on the Schedule.

(2)
According to a Schedule 13G/A dated December 31, 2010, Dimensional Fund Advisors LP, , in its capacity as investment adviser, may be deemed the beneficial owner of 553,617 shares of Common Stock which are owned by investment advisory client(s) to certain other commingled group trusts and separate accounts. Dimensional disclaims beneficial ownership of such securities.

(3)
Includes 11,847 shares held in joint tenancy with Reporting Person's spouse, 5,923.5 of which the Reporting Person disclaims beneficial ownership. Includes 12,454 shares owned by the Reporting Person's spouse all of which the Reporting Person disclaims beneficial ownership. Also includes 15,500 shares that are subject to stock options granted by the Company that are exercisable on June 15, 2011, or will become, exercisable within 60 days thereafter.

(4)
According to a Schedule 13G/A dated December 31, 2010 (“WI Schedule 13G”), Wedbush, Inc. (“WI”) owns 209,918 shares of Common Stock. Edward W. Wedbush is the chairman of WI and owns a majority of the outstanding shares of WI and, thus, may be deemed the beneficial owner (but disclaims ownership of such shares). According to the WI Schedule 13G, Mr. Wedbush, in his own name, owns 174,994 shares of Common Stock.

(5)
According to a Schedule 13G/A dated December 31, 2010, Babson Capital Management LLC, in its capacity as investment adviser, may be deemed the beneficial owner of 390,940 shares of Common Stock, which are owned by investment advisory client(s).

(6)
According to a Schedule 13G/A dated December 31, 2010, Perritt Capital Management, Inc., in its capacity as investment adviser, may be deemed the beneficial owner of 359,200 shares of Common Stock, which are owned by investment advisory client(s).

(7)
According to a Schedule 13D dated October 22, 2010, Jeff Dinger and Carl William Dinger III retain voting control over the trust shares as trustees and as officers of Carousel World LP. Carousel World LP is an entity owned in trust for the benefit of Carl W. Dinger III and Jeffrey E. Dinger and the children of Carl W. Dinger III, with the trustees being Carl W. Dinger III and Jeffrey E. Dinger.

The following table sets forth as of June 15, 2011, certain information concerning the ownership of Common Stock of each director, nominee and executive officer named in the Summary Compensation Table hereof (“Named Executive Officers” or “NEOs”) and all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Shares		Stock options exercisable by June 15, 2011	Total	Percent of Outstanding Shares
David Unger	500,859	(1)	15,500	516,359	7.5%
Henry M. Mautner	295,469	(2)	15,500	310,969	4.5%
Bradley E. Mautner	251,405	(3)	15,500	266,905	3.9%
Fati A. Elgendy	28,925	(4)	23,375	52,300	*
Arnold F. Brookstone	29,526	(5)	3,875	33,401	*
Robert A. Maffei	15,900	(6)	7,750	23,650	*
Eugene Miller	18,000	(7)	3,875	21,875	*
Stephen B. Schwartz	14,375	(8)	4,125	18,500	*
Dennis Kessler	10,000		3,875	13,875	*
Mark A. Zorko	5,024		5,625	10,649	*
Michael J. Gade	2,000	(9)	5,625	7,625	*
All directors and executive officers as a group (16 persons)				1,327,222	19.4%
* Less than 1%.
__________________

(1)
Includes 11,847 shares held in joint tenancy with Reporting Person's spouse, 5,923.5 of which the Reporting Person disclaims beneficial ownership. Includes 12,454 shares owned by the Reporting Person's spouse all of which the Reporting Person disclaims beneficial ownership.

(2)	Includes 105,780 shares held in trust, all of which the Reporting Person disclaims beneficial ownership.

(3)	Includes 200 shares held as custodian for the Reporting Person's children, all of which the Reporting Person disclaims beneficial ownership.

(4)	Includes 28,925 shares held in joint tenancy with Reporting Person's spouse, 14,462.5 of which the Reporting Person disclaims beneficial ownership.

(5)	Includes 29,526 shares held in a trust of which the Reporting Person is trustee.

(6)	Includes 15,900 shares held in a trust of which the Reporting Person is trustee.

(7)	Includes 18,000 shares held in a trust of which the Reporting Person is trustee.

(8)	Includes 14,375 shares held in a trust of which the Reporting Person is trustee.

(9)	Includes 2,000 shares held in joint tenancy with Reporting Person's spouse, 1,000 of which the Reporting Person disclaims beneficial ownership.

PROPOSAL 1 - ELECTION OF DIRECTORS

Eight individuals have been nominated by the Nominating and Corporate Governance Committee for election to a one-year term at the annual meeting. All of the nominees were previously elected by the stockholders and all are currently serving as directors of the Company.

Name	Offices and Positions, if any, held with the Company; Age	First Became a Director of the Company or a Predecessor
David Unger	Director, Chairman of the Board and Chief Executive Officer of the Company; Age 76	1989
Bradley E. Mautner	Director, President and Chief Operating Officer of the Company; Age 55	1995
Arnold F. Brookstone	Director of the Company; Age 81	1990
Eugene Miller	Director of the Company; Age 85	1990
Stephen B. Schwartz	Director of the Company; Age 76	1995
Dennis Kessler	Director of the Company; Age 72	1998
Michael J. Gade	Director of the Company; Age 59	2009
Mark A. Zorko	Director of the Company; Age 59	2009

Information is set forth below regarding each nominee's principal occupations and employment during at least the past five years, the name and principal business of the organization in which such occupations and employment were carried on, other directorships held during at least the past five years, the person's particular areas of expertise or other relevant qualifications and the specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Director for the Company.

David Unger has been employed by the Company and its predecessors for his entire business career, since 1958. He became Chairman of the Board of Directors and Chief Executive Officer, (“CEO”) of the Company in 1989. He was the President of the Company from 1994 until 2004. Mr. Unger earned a bachelor's degree in mechanical engineering from Northwestern University and a master's degree in business administration from Harvard University. During his tenure with MFRI and its predecessors, the Company has grown from 60 employees to more than 1,500, from sales of less than $5 million to sales of more than $300 million and from a Chicago company to a global company. Mr. Unger's responsibilities with the Company have included project management, system and product design, debt and equity financings, merger and acquisition activities and strategic planning and execution.

Bradley E. Mautner has been employed by the Company and its predecessors in various executive and administrative capacities since 1978, has served as President and Chief Operating Officer since December 2004, was Executive Vice President from December 2002 to December 2004, was Vice President of the Company from December 1996 through December 2002 and has been a Director of the Company since 1995. His experience includes work in both manufacturing and mechanical contracting. In those areas, he has experience in project management, sales management, mergers and acquisitions, analysis and procurement of all types of insurance used to manage risks and employee benefits and strategy and business development planning and execution. He has not served on any other public company Board in the last five years. He has served on the Board of both private companies and a not-for-profit organization. He earned a Bachelor of Science in Mechanical Engineering and Master of Business Administration degree from Washington University in Saint Louis.

Arnold F. Brookstone retired in 1996 as Executive Vice-President - Chief Financial and Planning Officer of Stone Container Corporation (NYSE), a global manufacturer of paper and packaging products, having served that company in financial executive positions for more than 30 years and as Chief Financial Officer for more than 20 years. He has served as a member of a number of corporate boards of directors, including 25 years with Donnelly Corporation (NYSE), a U.S. based global manufacturer of automotive products; with Abitibi-Consolidated, Inc. (NYSE and TSE) (now AbitibiBowater, Inc.), a Canadian based global manufacturer of pulp and paper products; a public company in Venezuela; a joint venture company based in Mexico; the U.K. operating subsidiary of a Canadian public company and a number of privately owned companies. Mr. Brookstone has continuously served on the Company's Board since 1990, continuously served as Audit Committee Chairman from 1990 until 2009 and has continuously served on all of the Board's other standing committees since 1990. Mr. Brookstone's many years of experience in strategic planning, mergers and acquisitions, international business, banking and finance, together with his early years of CPA practice and his legal education, give him valuable insights and perspectives into MFRI's domestic and global operations.

Eugene Miller has been Executive-in-Residence and Adjunct Professor of Florida Atlantic University for the past 20 years. He served as Vice Chairman of the Board of Directors and Chief Financial Officer of USG Corporation, a building materials holding company, from March 1987 until his retirement from that company as of May 31, 1991. Mr. Miller's business experience prior to 1987 included service as Vice President of McGraw-Hill, Inc., Senior Vice President of the New York Stock Exchange, Senior Vice President of CNA Financial Corporation, CEO of Ideon Group (NYSE), as a business journalist and as adjunct professor at the graduate schools of business of New York University and Fordham University. During the past five years, Mr. Miller served as an independent director of several privately held companies and prior to that time he had served on the boards of both public and private companies. Mr. Miller has continuously served on the Company's Board since 1990, continuously served as Chairman of the Nominating and Corporate Governance Committee and its predecessor committees from 1990 until 2009 and has continuously served on all of the Board's other standing committees since 1990. Mr. Miller's fields of particular expertise include finance, strategic planning, investor and public relations and marketing, all of which contribute to his value as an MFRI director.

Stephen B. Schwartz served as a senior vice president of IBM Corporation from 1990 until his retirement in 1992. From 1957 to 1990, Mr. Schwartz served in various capacities for IBM Corporation, including the full range of business operations: marketing, business and product development, manufacturing, international activities, quality enhancement, restructuring, acquisitions and business unit general management. His responsibilities at IBM included an assignment in Japan, periods as CEO of Satellite Business Systems and General Manager of the mid range computer systems business unit. Prior to five years ago, Mr. Schwartz served as a director of Niagara Mohawk Power, Western Digital Corporation and Integrated Surgical Systems. Mr. Schwartz has continuously served on the Company's Board since 1995, continuously served as Compensation Committee Chairman from 1995 until 2009 and has continuously served on all of the Board's other standing committees since 1995. Mr. Schwartz's experience across the full range of business operations, in general management and in business abroad combine to bring a comprehensive perspective to the MFRI Board.

Dennis Kessler has been President of Midwest Family Business Advisors (formerly Kessler Management Consulting, LLC) since 1998, specializing in helping families overcome the challenges inherent in mixing business with family. He advises clients on conflict resolution, strategic planning, employee recruitment and retention strategies, work/life benefits and succession planning. From 1964 to February 1998, Mr. Kessler was employed by Fel-Pro Inc., which manufactured and distributed gaskets, engine parts and industrial chemicals and was ranked fourth on Fortune Magazine's list of the best companies to work for. Fel-Pro employed 3,000 people in seven countries and its sales were approximately $500 million. Mr. Kessler served Fel-Pro as Co-President, following service as its Vice President of Engineering, Vice President of Operations, Vice President of Original Equipment Sales, CEO for International Operations and President of the Ventures Group of companies, including Fel-Pro Realty and Fel-Pro Chemical Products LLP. Prior to the past five years Mr. Kessler had many years of experience as a member of public company boards and continues to serve on the boards of civic and not-for-profit organizations including serving as President. Mr. Kessler has continuously served on the Company's Board since 1998, continuously served as Audit Committee Vice Chairman from 1998 until 2009, has continuously served as Lead Independent Director and Nominating and Corporate Governance Committee Chairman since 2009 and has continuously served on all of the Board's other standing committees since 1998. Mr. Kessler's experience and background, especially in international business, have enabled him to develop a deep operational and strategic understanding of the Company's global business and work force.

Michael J. Gade is an Executive in Residence at the University of North Texas and a Founding Partner of the Challance Group, LLP, providing corporate finance, marketing and strategic services for clients. From 2003 to 2004, Mr. Gade was the senior executive for the southwest region of Home Depot, Inc. and from 2000 to 2003, he was Senior Vice President and Chief Marketing and Merchandising Officer of 7-Eleven, Inc. Mr. Gade previously served as Executive Vice President of Strategic Marketing and Development of Associates First Capital Corporation and as a Senior Partner of Coopers & Lybrand (now a part of PriceWaterhouse Coopers). Since May 2005, Mr. Gade has served as a director of Rent-A-Center, Inc. (NASDAQ), largest rent-to-own operator in the United States and of The Crane Group, a privately owned provider of building and manufacturing products. He serves on the Audit and Governance Committees of the Rent-A-Center Board and previously served on its Compensation Committee. He serves on the Audit Committee of The Crane Group Board. Mr. Gade has continuously served on the Company's Board since April 2009 and has continuously served as Compensation Committee Chairman and as a member of all of the Board's other standing committees since June 2009. Mr. Gade's experience in finance and marketing, as an educator and as a director and board committee member of other companies brings valuable qualifications to his service as an MFRI Board member.

Mark A. Zorko is the Chief Financial Officer and Secretary for DGT Holdings Corp. (formerly Del Global Technologies Corp.), a medical imaging manufacturing company, a position he has held since September 2006. From 2000 to 2010, he was a CFO Partner at Tatum, LLC, a professional services firm where he has held CFO positions with public and private client companies. Mr. Zorko is not currently a director of any publicly traded company other than MFRI. However, during the past five years he was a director of Guardian Technologies International, Inc., a provider of imaging software for homeland security and healthcare applications and of Software International Inc., a provider of application development and information technology consulting services. Mr. Zorko is presently a member of the audit committee of Opportunity International, a microfinance bank and a member of the finance committee for the Alexian Brothers Health System. He is a Certified Public Accountant. Mr. Zorko has continuously served on the Company's Board and Audit Committee since April 2009 and has continuously served as Audit Committee Chairman and as a member of all of the Board's other standing committees since June 2009. Mr. Zorko has extensive experience with international operations, mergers and acquisitions, information technology and financing, which has enabled him to develop a deep operational understanding of our global businesses.

PROPOSAL 2 -- RATIFICATION of APPOINTMENT of GRANT THORNTON LLP

The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) as the Company's principal independent registered public accounting firm for the year ending January 31, 2012 and the Board of Directors and the Audit Committee recommend that the stockholders ratify this appointment.

While the Audit Committee is responsible for the appointment, discharge, compensation and oversight of the independent registered public accounting firm, the Company is requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Grant Thornton. If the stockholders fail to ratify the appointment, the Audit Committee will consider the appointment of other independent registered public accounting firms and may retain Grant Thornton or another firm without re-submitting the matter to the stockholders. Even if the appointment is ratified, the Audit Committee may, at its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Director Independence

The Company's Board of Directors consists of nine directors, of whom eight are being nominated for re-election at the annual meeting. Henry M. Mautner has advised the Company that he is not standing for reelection. Accordingly, pursuant to a resolution of the Board of Directors, the size of the Board of Directors will be reduced to eight directors effective at the Annual Meeting. The Board of Directors has determined that six of the nominated directors are “independent directors” within the meaning of the Nasdaq Stock Market rules. The other two nominated directors, David Unger and Bradley E. Mautner, are employees of the Company and do not meet the definition of “independent” under the Nasdaq Stock Market rules. Director, Henry M. Mautner, did not meet the definition of “independent” under the Nasdaq Stock Market rules.

Board of Directors' Meetings and Committees

The Board of Directors held five meetings during 2010. The Board of Directors has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

Audit Committee
The Audit Committee consists of Mark A. Zorko (Chairman), Arnold F. Brookstone (Deputy Chairman), Dennis Kessler, Eugene Miller, Michael J. Gade and Stephen B. Schwartz. The Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in the Nasdaq Stock Market rules. The Board of Directors has also determined that four of the members of the Audit Committee, Mr. Zorko, Mr. Brookstone, Mr. Gade and Mr. Miller qualify as “audit committee financial experts” as defined in Item 407(d) of Regulation S-K. During 2010, the Audit Committee held six meetings.

The Board of Directors has adopted and approved a charter for the Audit Committee. Under the charter, the Audit Committee's responsibilities include, among other things:

•	Selecting and discharging of the independent auditors and approving the compensation of the independent auditors;

•
Reviewing independence with the independent auditors periodically, no less frequently than annually, including confirmation that no prohibited services were provided by the independent auditors or their affiliates and obtaining on an annual basis written confirmation of the independence of the independent auditors;

•	Considering the results of the review of the interim financial statements by the independent auditors;

•	Reviewing the Company's compliance with applicable accounting and financial reporting rules;

•
Considering and reviewing with management and with the independent auditors the adequacy of the Company's internal controls, including information system controls, security and compliance with Sarbanes Oxley Section 404;

•	Considering, in consultation with the independent auditors, the audit scope and plan of the independent auditors;

•	Reviewing with management and the independent auditors the results of annual audits and related matters;

•	Considering the results of the review of the interim financial statements by the independent auditors and discussing the results with the Company's chief financial officer and independent auditors;

•	Reviewing with the independent auditors any impending changes in accounting and financial reporting rules and the expected impact of such changes on the Company; and

•	Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities.

A copy of the Committee's charter is available at www.mfri.com under: corporate governance.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of Dennis Kessler (Chairman and Lead Independent Director), Eugene Miller (Deputy Chairman), Arnold F. Brookstone, Stephen B. Schwartz, Michael J. Gade and Mark A. Zorko. Four meetings were held in 2010. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are “independent” as that term is defined under the Nasdaq Stock Market rules.

The Board of Directors of the Company adopted a Nominating and Corporate Governance Committee Charter in 2010, which is available at www.mfri.com under: corporate governance.

Management Succession
The Nominating and Corporate Governance Committee oversees the CEO succession planning process and reviews and approves other management succession plans to ensure continuity in other senior management positions, during reviews that occur at least annually.

Nominating Process and Stockholder Recommendations
The Nominating and Corporate Governance Committee identifies the attributes of the Board's incumbent members believed to contribute to the work of the Board and its committees, including leadership, accomplishments, experience, skills, diversity, integrity and commitment to Board duties. When a position on the Board of Directors becomes vacant, or if the number of the members of the Board of Directors is being increased, the Nominating and Corporate Governance Committee will review these attributes of the incumbent members and determine the attributes that, if possessed by the new board member, would likely result in a significant contribution to the Board of Directors. People recommended to the Nominating and Corporate Governance Committee for consideration as nominees for vacant or new Board positions will then be evaluated with respect to the attributes determined by the Nominating and Corporate Governance Committee to be optimal for the vacant or new position. Following the evaluation, which may include interviews or such other procedures the Nominating and Corporate Governance Committee deems advisable, the Nominating and Corporate Governance Committee will make a recommendation to the Board regarding a candidate either to be nominated for election at the next annual meeting of stockholders or appointed by the Board between such meetings. Diversity is understood by the Committee and the Board as involving point of view and experience and search for such diversity is an integral part of the needs evaluation and candidate evaluation processes described immediately above. The Nominating and Corporate Governance Committee reviews and assesses the effectiveness of their practices for consideration of such diversity by periodically analyzing the point of view and experience of the Board as a whole to determine whether it would be desirable to add a director or directors with certain skills and experience.

Recommendations for potential nominees may come from many sources, including members of the Board, executive officers, stockholders, self-recommendations, members of the communities the Company serves, or search firms. All persons recommended to the Board or the Nominating and Corporate Governance Committee for a vacant or new Board position will be given equal consideration regardless of the source of the recommendation.

Any stockholder wishing to make a recommendation for a person to be considered by the Nominating and Corporate Governance Committee pursuant to the process described above as a potential nominee to the Board of Directors should refer to “Stockholder Proposals and Nominations for 2011 Annual Meeting” for a discussion of the procedures that stockholders are required to follow in order to submit nominees for consideration by the Nominating and Corporate Governance Committee.

Compensation Committee
The Compensation Committee consists of Michael J. Gade (Chairman), Stephen B. Schwartz (Deputy Chairman), Dennis Kessler, Arnold F. Brookstone, Eugene Miller and Mark A. Zorko. The Board of Directors has determined that all members of the Compensation Committee are “independent” as that term is defined under the Nasdaq Stock Market rules.

The Compensation Committee

•	Assists the Board in among other things: overseeing the Company's compensation, equity plans and benefits strategies.

•	Determines appropriate compensation for the Chairman/CEO and reviews the compensation of the President/COO, who together are considered Tier I Executive Officers and recommends approval to the Board.

•
Reviews the compensation of the Company's Corporate Executive Officers (other than the Chairman/CEO and President/COO) and Divisional Presidents, who together are considered Tier II Executive Officers and recommends approval to the Board.

•	Recommends Board of Director compensation.

•	Reviews and approves with Executive Officers the Compensation Discussion and Analysis (“CD&A”) to be included in the Company's proxy statement or Form 10-K.

In discharging its role, the Compensation Committee is empowered to investigate any compensation matter brought to its attention with access to all records and personnel of the Company. The Compensation Committee has the authority to retain and terminate outside counsel (which may be the Company's regular outside counsel or another counsel), compensation consultants or other experts and will receive adequate funding from the Company to engage such advisors. The Compensation Committee has sole authority to retain, compensate, terminate and oversee the compensation consultants they retain and who report to the Compensation Committee.

The Compensation Committee has delegated to the Company's Vice President Human Resources the authority to operate, manage and administer all executive compensation, equity based compensation plans and benefit plans, but not to do any of the following: grant waivers of plan terms, conditions, restrictions and limitations, accelerate vesting or exercise of an award, establish new kinds of awards, establish or modify performance goals, or certify the attainment of performance goals.

The Compensation Committee held four meetings during 2010.

The Board of Directors of the Company adopted a Compensation Committee Charter in 2010, which is available at www.mfri.com under: corporate governance.

Board and Company Leadership

The Board believes it should remain free to structure the leadership of the Board and the Company in the manner that best serves the Company's interests at a given time and, accordingly, has no fixed policy with respect to combining or separating the offices of Chairman and CEO. The Board believes that combining those offices in David Unger is appropriate at this time due to the depth, breadth and long MFRI history that Mr. Unger possesses. During 2009, the Board determined that, if the Chairman is not an Independent Director, a Lead Independent Director should be selected by the Independent Directors and should serve as the chair of the Nominating and Corporate Governance Committee and, as David Unger serves as both Chairman and CEO, the Independent Directors elected Mr. Dennis Kessler Lead Independent Director. As set forth in the Nominating and Corporate Governance Committee Charter and Board of Directors Governance Guidelines, the Lead Independent Director focuses on governance and Board mechanics, serves as the “point person” for the independent directors and as a consensus builder for the entire Board, communicates any concerns of independent directors to the Chairman and CEO, and reviews and discusses the Board agenda in advance of meetings with the Chairman and CEO.

The Board's Oversight of Risk

The Board is responsible for overseeing the major risks facing the Company and reviewing management's proposals for their mitigation. It reviews and discusses significant financial and nonfinancial risk exposures and the steps management has taken to monitor, control and report such exposures. In performing its oversight responsibilities, the Board periodically discusses with management the Company's policies with respect to risk assessment and risk management including risks inherent in proposals for which the Board's approval is sought. The Audit Committee and Compensation Committee report to the Board regularly on matters relating to the specific areas of risk the committees oversee. Throughout the year, the Board and certain of its committees receive regular reports from management regarding major risks and exposures facing the Company and the steps management has taken to monitor and control such risks and exposures. In addition, throughout the year, the Board and the relevant committees dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail. Additionally, management routinely assesses significant risks inherent to the business.

Indemnification

The Company has entered into indemnification agreements with each person who is currently a member of the Board of Directors of the Company and expects to enter into such agreements with persons who may in the future become directors of the Company. The Company has also entered into indemnification agreements with each of its executive officers. In general, such agreements provide for indemnification against any and all expenses incurred in connection with, as well as any and all judgments, fines and amounts paid in settlement resulting from any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such director or executive officer is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise.

Board and Stockholder Meeting Attendance

The Company expects Board members to attend all meetings of the Board, of Board committees of which they are a member and the annual meeting of the Company's stockholders. During 2010, all directors attended at least 75% of the meetings of the board and each of the committees of which they were members. All directors attended the Company's annual meeting held on June 23, 2010 other than David Unger, who was unable to attend the meeting for medical reasons. Mr. Unger attended all 2010 Board meetings other than June 23rd.

Code of Conduct

The Company has adopted a Code of Conduct, which is applicable to all employees of the Company, including the Chief Executive Officer and Chief Financial Officer and to the Company's Board of Directors. The Code of Conduct is publicly available on the Company's website at www.mfri.com under: corporate governance.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by submitting their communications in writing, addressed to the Board as a whole or, at the election of the stockholder, to one or more specific directors, in care of the Secretary of the Company, to: Corporate Secretary, MFRI, Inc., 7720 N. Lehigh Avenue, Niles, Illinois 60714. The Corporate Secretary will submit all such matters to the Board or specific director(s) as applicable. Stockholders also have the opportunity to communicate with Board members at the annual meeting.

The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. Stockholders who wish to submit a complaint under these procedures should submit the complaint in writing to: Ethics Compliance Officer, MFRI, Inc., 7720 N. Lehigh Avenue, Niles, Illinois 60714.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of MFRI's financial reporting. In particular, the Audit Committee reviews the independence, qualifications and performance of MFRI's independent registered public accounting firm. Included in the Company's Annual Report on Form 10-K for the year ended January 31, 2011 are the consolidated balance sheets of the Company and its subsidiaries as of January 31, 2011 and 2010, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years ended January 31, 2011, 2010 and 2009, The balance sheets and statements are the subject of a report by Grant Thornton LLP who has been engaged since December 2004 as the Company's independent auditors. Subject to stockholder ratification, the Audit Committee will appoint independent auditors for the year ending January 31, 2012 at a meeting to be held after the 2011 annual meeting of stockholders. The Committee recommends the ratification of the appointment of Grant Thornton.

The Audit Committee reviewed and discussed the Audited Financial Statements with the Company's management and with the independent registered public accounting firm prior to publication and filing. The Audit Committee has discussed with the independent registered public accounting firm, among other matters, the matters required to be discussed by Statement of Auditing Standards No. 61. The Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board and it has discussed with the independent registered public accounting firm their independence with respect to the Company. The Audit Committee also discussed, with management, in executive sessions their evaluations of MFRI's internal control over financial reporting and the overall quality of MFRI's financial reporting. During 2010, the Audit Committee held six meetings.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2011, for filing with the Securities and Exchange Commission (“SEC”).

This Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed to be soliciting material or deemed filed under any such acts.

Mark A. Zorko, Chairman
Arnold F. Brookstone, Deputy Chairman
Dennis Kessler
Eugene Miller
Stephen B. Schwartz
Michael J. Gade

Members of the Audit Committee

EXECUTIVE COMPENSATION

The following table shows the total compensation earned by the Company's CEO and the two most highly paid executive officers other than the CEO for the fiscal years ended January 31, 2011 and 2010, for services rendered in all capacities to the Company and its subsidiaries.

The NEOs were not entitled to receive payments that would be characterized as “Bonus” or “Stock Award” payments as defined by the SEC, for the years ended January 31, 2011 and 2010, Annual incentive compensation earned is shown under column (g), “Non-Equity Incentive Plan Compensation.”
Summary Compensation Table

TABLE 1 Name and Principal Position (a)	Year (b)	Salary ($) (c)	Option Awards ($) (f) (1)	Non-Equity Incentive Plan Compensation ($) (g) (2)	Change in Nonqualified Deferred Compensation Earnings ($) (h) (3)	All Other Compensation ($) (i) (4)	Total ($) (j)
David Unger	2010	$306,000	$16,985	$56,323	$0	$48,290	$427,598
Chairman and Chief Executive Officer	2009	305,141	20,372	140,333	0	51,719	517,565
Fati A. Elgendy	2010	212,500	16,985	522,422	232,765	10,538	995,210
Vice President,	2009	212,500	20,372	943,418	116,726	17,038	1,310,054
President Perma-Pipe, Inc.
Robert A. Maffei	2010	135,000	16,985	319,843	110,148	17,700	599,676
Vice President Perma-Pipe, Inc.	2009	135,000	10,186	567,536	86,358	13,288	812,368

(1)
The amounts in column (f) represent the dollar amounts for the years shown of the aggregate grant date fair value of stock options granted in those years in accordance with SEC rules. These amounts reflect the Company's accounting expense and do not correspond to the actual value that will be realized by the NEOs. For information on the valuation assumptions, refer to Note 9 - Stock Options in the MFRI, Inc. financial statements filed with the Annual Report on Form 10-K for the respective year-end. See the Grants of Plan-Based Awards table for information on stock options awarded in 2010.

(2)	See Table 3 for additional disclosure.

(3)	The amounts in column (h) are presented in more detail in Table 7 columns (b) and (c).

(4)	Details of the amounts presented in Table 1 column (i) All Other Compensation are as follows:

TABLE 2 Name (a)	Year (b)	Medical Payments and Premiums for Individually Selected Insurance Policies (b)	Club Dues and Fees (c)	Personal Use of Company Provided Automobile (d)	401(k) Contribution (e)	Life Insurance Premiums (f)	Total All Other Compensation (g)
David Unger	2010	$36,882	$2,822	$0	$7,350	$1,236	$48,290
	2009	36,637	5,745	569	7,532	1,236	51,719
Fati A. Elgendy	2010	0	0	0	7,350	3,188	10,538
	2009	0	0	6,810	7,350	2,878	17,038
Robert A. Maffei	2010	0	0	9,162	7,350	1,188	17,700
	2009	0	0	5,696	6,404	1,188	13,288

Grants of Plan-Based Awards
Amounts in Table 1 column Non-Equity Incentive Plan Compensation represent the following:

TABLE 3 Name (a)	Grant Date (b)	Estimated Future Payouts under Non-Equity Incentive Plan Awards
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)
David Unger	2/1/2010		$56,323
Fati A. Elgendy	2/1/2010		522,422
Robert A. Maffei	2/1/2010		319,843

The following table provides information about option awards granted to the NEOs in 2010:

Name	Grant Date	Option Award (j)	Exercise Price of Option Award (k)	Grant Date Fair Value of Option Awards (l)
David Unger	6/23/2010	5,000	6.095	$16,985
Fati A. Elgendy	6/23/2010	5,000	6.095	16,985
Robert A. Maffei	6/23/2010	5,000	6.095	16,985

A substantial portion of the total compensation reported in the Summary Compensation Table above is paid to the NEOs pursuant to the terms of their compensation plans described below maintained by the Company.

All the Company's NEOs are employed at will, except for Fati A. Elgendy, whose employment agreement is described below and are eligible for employee benefits available to the Company's other salaried employees in the United States of America, including group medical insurance, group life insurance, Company-funded short-term disability benefits, group long-term-disability insurance and a 401(k) retirement plan. The only amounts payable to a NEO, except for Mr. Elgendy, upon employment termination are amounts vested under the Company's Nonqualified Deferred Compensation Plan, pro-rated amounts earned for a partial year under the NEO's Non-Equity Incentive formula and amounts required by law.

Compensation Plans for NEOs as of January 31, 2011

David Unger. In addition to Mr. Unger's annual base salary, he earns incentive compensation calculated as a defined percentage of the Company's consolidated income before income taxes and before corporate profit-based incentive compensation. The Company makes available to Mr. Unger an annual amount to pay premiums for certain insurance policies for Mr. Unger and his wife currently or in later years and reimburses his and his wife's medical expenses. Mr. Unger is reimbursed for a club membership and is provided a company automobile. Mr. Unger is granted stock options as approved by the Compensation Committee from time to time.

Fati A. Elgendy. On November 12, 2007, the Company and Mr. Elgendy entered into an employment agreement to confirm Mr. Elgendy's employment arrangement with the Company (“Employment Agreement”). For details, refer to Exhibit 10(j) filed with the Company's Form 10- K on April 19, 2009. In addition to Mr. Elgendy's annual base salary under the Employment Agreement, he earns incentive compensation calculated as a defined percentage of the Perma-Pipe Incentive Earnings, which is the business unit's income from operations before allocated corporate expenses; to the extent such income exceeds six percent of business unit sales. In 2010, $522,422 of management incentive was earned. Pursuant to the Employment Agreement, Mr. Elgendy is provided a company automobile, credited with nonqualified deferred compensation and granted stock options as approved by the Compensation Committee from time to time. If Mr. Elgendy's employment is terminated by the Company other than for death, disability, or due cause (as defined in the Employment Agreement), Mr. Elgendy will be entitled to additional base salary and incentive payments as set forth in his Employment Agreement.

Robert A. Maffei. In addition to Mr. Maffei's annual base salary, he earns incentive compensation calculated as a defined percentage of the Perma-Pipe Incentive Earnings, which is the business unit's income from operations before allocated corporate expenses, to the extent such income exceeds six percent of business unit sales. Mr. Maffei is credited with nonqualified deferred compensation and is granted stock options as approved by the Compensation Committee from time to time.
Outstanding Equity Awards at January 31, 2011

TABLE 4 Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Vesting Date	Option Expiration Date (f)
David Unger	4,000		7.61		5/31/2015
	4,000		10.075		5/31/2016
	3,750		28.99		5/31/2017
		1,250	28.99	6/19/2011	5/31/2017
	2,500		17.635		5/31/2018
		1,250	17.635	6/19/2011	5/31/2018
		1,250	17.635	6/19/2012	5/31/2018
	1,250		6.885		5/31/2019
		1,250	6.885	6/23/2011	5/31/2019
		1,250	6.885	6/23/2012	5/31/2019
		1,250	6.885	6/23/2013	5/31/2019
		1,250	6.095	6/23/2011	5/31/2020
		1,250	6.095	6/23/2012	5/31/2020
		1,250	6.095	6/23/2013	5/31/2020
		1,250	6.095	6/23/2014	5/31/2020
Fati A. Elgendy	7,000		3.12		11/30/2011
	875		2.16		5/31/2013
	4,000		7.61		5/31/2015
	4,000		10.075		5/31/2016
	3,750		28.99		5/31/2017
		1,250	28.99	6/19/2011	5/31/2017
	2,500		17.635		5/31/2018
		1,250	17.635	6/19/2011	5/31/2018
		1,250	17.635	6/19/2012	5/31/2018
	1,250		6.885		5/31/2019
		1,250	6.885	6/23/2011	5/31/2019
		1,250	6.885	6/23/2012	5/31/2019
		1,250	6.885	6/23/2013	5/31/2019
		1,250	6.095	6/23/2011	5/31/2020
		1,250	6.095	6/23/2012	5/31/2020
		1,250	6.095	6/23/2013	5/31/2020
		1,250	6.095	6/23/2014	5/31/2020

TABLE 4 Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Vesting Date	Option Expiration Date (f)
Robert A. Maffei	2,000		7.61		5/31/2015
	2,000		10.075		5/31/2016
	1,875		28.99		5/31/2017
		625	28.99	6/19/2011	5/31/2017
	1,250		17.635		5/31/2018
		625	17.635	6/19/2011	5/31/2018
		625	17.635	6/19/2012	5/31/2018
	625		6.885		5/31/2019
		625	6.885	6/23/2011	5/31/2019
		625	6.885	6/23/2012	5/31/2019
		625	6.885	6/23/2013	5/31/2019
		1,250	6.095	6/23/2011	5/31/2020
		1,250	6.095	6/23/2012	5/31/2020
		1,250	6.095	6/23/2013	5/31/2020
		1,250	6.095	6/23/2014	5/31/2020

Option Exercises 2010

TABLE 5 Name (a)	Option Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)
David Unger	0	$0
Fati A. Elgendy	0	0
Robert A. Maffei	0	0

Nonqualified Deferred Compensation 2010 and at January 31, 2011

The following table contains additional required disclosures regarding nonqualified deferred compensation:

TABLE 6 Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY (c) (1)	Aggregate Earnings in Last FY ($) (d) (1)	Aggregate Balance at Last FYE ($) (f)
David Unger	$0	$0	$0	$0
Fati A. Elgendy	75,641	20,000	212,765	1,527,968
Robert A. Maffei	283,768	15,000	95,148	1,159,850

(1)
Following are the amounts in Columns (c) and (d) above also reported in the Summary Compensation Table for the last Fiscal Year and amounts reported as compensation to the NEOs in the Company's Summary Compensation Tables of previous years:

TABLE 7 Name (a)	Amounts in Columns (c) and (d) Above Also Reported in the Summary Compensation Table for the Last Fiscal Year		Amounts Reported as Compensation to the Named Executive Officer in The Company's Summary Compensation Tables of Previous Years (d)
	Col (c) Registrant Contributions in Last FY (b)	Col (d) Aggregate Earnings in Last FY (c)
David Unger	$0	$0	$0
Fati A. Elgendy	20,000	212,765	294,795
Robert A. Maffei	15,000	95,148	85,479

Non-management Directors' Compensation 2010

Name (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($) (d) (1)	Total ($) (h)
Mark A. Zorko	$44,200	$8,493	$52,693
Michael J. Gade	39,100	8,493	47,593
Arnold F. Brookstone	38,450	8,493	46,943
Dennis Kessler	37,850	8,493	46,343
Eugene Miller	33,050	8,493	41,543
Stephen B. Schwartz	32,950	8,493	41,443

(1)
The amounts in column (d) represent the dollar amounts of the aggregate grant date fair value of stock options granted in accordance with SEC rules. These amounts reflect the Company's accounting expense and do not correspond to the actual value that will be realized

The following table provides information about option awards granted to the non-management directors in 2010:

Name	Grant Date	Option Award (j)	Exercise Price of Option Award (k)	Grant Date Fair Value of Option Awards (l)
Mark A. Zorko	6/23/2010	2,500	6.095	$8,493
Michael J. Gade	6/23/2010	2,500	6.095	8,493
Arnold F. Brookstone	6/23/2010	2,500	6.095	8,493
Dennis Kessler	6/23/2010	2,500	6.095	8,493
Eugene Miller	6/23/2010	2,500	6.095	8,493
Stephen B. Schwartz	6/23/2010	2,500	6.095	8,493

Directors who are also employees of the Company or a subsidiary of the Company are not compensated for service as a Director.

Independent Directors are paid a quarterly fee of $3,750, a fee of $2,000 for each day of attendance at Board meetings, $1,000 for attendance at each Audit Committee meeting and a $200 fee per hour for engagement in any other activity on behalf of the Company and are reimbursed for their expenses. The Audit Committee Chairman receives an additional $1,250 quarterly fee as compensation for that service.

Stock options under the 2009 Non-Employee Directors Stock Option Plan were granted as follows: (i) an option to purchase 2,500 shares automatically upon each date the Independent Director is re-elected to the board and (ii) the Board of Directors had the discretion to make additional option grants to Independent Directors from time to time as the Board of Directors deemed necessary or desirable. No discretionary grants were made under that plan.

The following stock options were exercised during 2010:

Name (a)	Option Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)
Mark A. Zorko	0	$0
Michael J. Gade	0	0
Arnold F. Brookstone	0	0
Dennis Kessler	0	0
Eugene Miller	0	13,410
Stephen B. Schwartz	0	0

The following unexercised stock options are outstanding as of January 31, 2011:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Vesting Date	Option Expiration Date (f)
Mark A. Zorko	2,500		6.185		3/31/2019
		2,500	6.185	4/7/2011	3/31/2019
		2,500	6.185	4/7/2012	3/31/2019
		2,500	6.185	4/7/2013	3/31/2019
	625		6.885		5/31/2019
		625	6.885	6/23/2011	5/31/2019
		625	6.885	6/23/2012	5/31/2019
		625	6.885	6/23/2013	5/31/2019
		625	6.095	6/23/2011	5/31/2020
		625	6.095	6/23/2012	5/31/2020
		625	6.095	6/23/2013	5/31/2020
		625	6.095	6/23/2014	5/31/2020
Michael J. Gade	2,500		6.185		3/31/2019
		2,500	6.185	4/7/2011	3/31/2019
		2,500	6.185	4/7/2012	3/31/2019
		2,500	6.185	4/7/2013	3/31/2019
	625		6.885		5/31/2019
		625	6.885	6/23/2011	5/31/2019
		625	6.885	6/23/2012	5/31/2019
		625	6.885	6/23/2013	5/31/2019
		625	6.095	6/23/2011	5/31/2020
		625	6.095	6/23/2012	5/31/2020
		625	6.095	6/23/2013	5/31/2020
		625	6.095	6/23/2014	5/31/2020
Arnold F. Brookstone	1,000		7.61		5/31/2015
	1,000		10.075		5/31/2016
	750		28.99		5/31/2017
		250	28.99	6/19/2011	5/31/2017
	500		17.635		5/31/2018
		250	17.635	6/19/2011	5/31/2018

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Vesting Date	Option Expiration Date (f)
Arnold F. Brookstone		250	17.635	6/19/2012	5/31/2018
continued	625		6.885		5/31/2019
		625	6.885	6/23/2011	5/31/2019
		625	6.885	6/23/2012	5/31/2019
		625	6.885	6/23/2013	5/31/2019
		625	6.095	6/23/2011	5/31/2020
		625	6.095	6/23/2012	5/31/2020
		625	6.095	6/23/2013	5/31/2020
		625	6.095	6/23/2014	5/31/2020
Dennis Kessler	1,000		7.61		5/31/2015
	1,000		10.075		5/31/2016
	750		28.99		5/31/2017
		250	28.99	6/19/2011	5/31/2017
	500		17.635		5/31/2018
		250	17.635	6/19/2011	5/31/2018
		250	17.635	6/19/2012	5/31/2018
	625		6.885		5/31/2019
		625	6.885	6/23/2011	5/31/2019
		625	6.885	6/23/2012	5/31/2019
		625	6.885	6/23/2013	5/31/2019
		625	6.095	6/23/2011	5/31/2020
		625	6.095	6/23/2012	5/31/2020
		625	6.095	6/23/2013	5/31/2020
		625	6.095	6/23/2014	5/31/2020
Eugene Miller	1,000		7.61		5/31/2015
	1,000		10.075		5/31/2016
	750		28.99		5/31/2017
		250	28.99	6/19/2011	5/31/2017
	500		17.635		5/31/2018
		250	17.635	6/19/2011	5/31/2018
		250	17.635	6/19/2012	5/31/2018
	625		6.885		5/31/2019
		625	6.885	6/23/2011	5/31/2019
		625	6.885	6/23/2012	5/31/2019
		625	6.885	6/23/2013	5/31/2019
		625	6.095	6/23/2011	5/31/2020
		625	6.095	6/23/2012	5/31/2020
		625	6.095	6/23/2013	5/31/2020
		625	6.095	6/23/2014	5/31/2020

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Vesting Date	Option Expiration Date (f)
Stephen B. Schwartz	250		3.31		5/31/2014
	1,000		7.61		5/31/2015
	1,000		10.075		5/31/2016
	750		28.99		5/31/2017
		250	28.99	6/19/2011	5/31/2017
	500		17.635		5/31/2018
		250	17.635	6/19/2011	5/31/2018
		250	17.635	6/19/2012	5/31/2018
	625		6.885		5/31/2019
		625	6.885	6/23/2011	5/31/2019
		625	6.885	6/23/2012	5/31/2019
		625	6.885	6/23/2013	5/31/2019
		625	6.095	6/23/2011	5/31/2020
		625	6.095	6/23/2012	5/31/2020
		625	6.095	6/23/2013	5/31/2020
		625	6.095	6/23/2014	5/31/2020

Related Parties

Henry M. Mautner, the father of Bradley E. Mautner, President and Chief Operating Officer of the Company, and David Mautner, the brother of Bradley E. Mautner, are each employed by the Company and received total compensation in 2010 of $390,143 and $190,860, respectively, and in 2009 of $456,972 and $182,576, respectively. Bradley E. Mautner received total compensation in 2010 of $486,369 and in 2009 of $566,737.

In prior years the Company provided certain services and facilities to a company (affiliate) primarily owned by two principal stockholders who are also members of management. The accounts receivable due from the affiliate in 2010 and 2009 was $142,100 and $142,400, respectively.

401(k) Plan

The domestic employees of the Company, including the NEOs, are eligible to participate in the MFRI, Inc. Employee Savings and Protection Plan (“401(k) Plan”), which is applicable to all employees except certain employees covered by collective bargaining agreement benefits. The 401(k) Plan allows employee pretax payroll contributions of up to 16% of total compensation. The Company matches 50% of each participant's contribution, up to a maximum of 3% of each participant's salary.

Compensation Committee Interlocks and Insider Participation

There are no matters related to Compensation Committee interlocks or insider participation that the Company is required to report.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10% of the Company's outstanding Common Stock report their beneficial ownership and changes in their beneficial ownership of the Company's Common Stock by filing reports with the SEC. Based solely on the Company's review of reports provided to the Company, no director, officer or owner of more than 10% of the Common Stock has failed to file on a timely basis a Statement of Beneficial Ownership of Securities on Form 3, 4 or 5 during 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As set forth in the Audit Committee Charter, the Audit Committee must approve in advance the engagement of the independent auditor for all audit and non-audit services, as well as the fees and other terms of such engagement.

Fees
The chart below sets forth the aggregate fees for professional services billed by Grant Thornton LLP in 2010 and 2009 and breaks down these amounts by category of service:

	2010	2009
Audit Fees	$410,153	$699,170
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	4,050	3,950
Total	$414,203	$703,120

Audit Fees - Audit fees represent services rendered for the audit of the Company's consolidated annual financial statements and reviews of the quarterly financial statements and the audit of internal controls over financial reporting. Additionally, audit fees include consents and other services related to SEC matters.
Audit-Related Fees - There were no fees billed for audit related fees in 2010 or 2009.
Tax Fees - There were no fees billed for tax services in 2010 or 2009.
All Other Fees - Fees represent subscription fees for an accounting and auditing research tool.
Engagement - Grant Thornton was engaged by the Audit Committee and the Audit Committee approved in advance all audit and non-audit services rendered to the Company for 2010.

Representatives of Grant Thornton are expected to be present at the meeting and will be available to respond to appropriate questions and may make a statement if they so desire. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Grant Thornton.

MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

The rules of the SEC permit companies to provide a single copy of an annual report and proxy statement to households in which more than one stockholder resides (“Householding”). Stockholders who share an address and who have been previously notified that their broker, bank or other intermediary will be Householding their proxy materials will receive only one copy of the Company's Proxy Statement and 2010 Annual Report to Stockholders unless they have affirmatively objected to the Householding notice.

Stockholders sharing an address who received only one set of these materials may request a separate copy, which will be promptly sent at no cost, by contacting the Corporate Secretary of the Company orally or in writing. For future annual meetings, a stockholder may request separate annual reports or proxy statements, or may request the Householding of such materials, by contacting the Company's Transfer Agent at the following address:

Continental Stock Transfer & Trust Company
1 Battery Place
New York, New York 10004
(212) 509-4000
ANNUAL REPORT ON FORM 10-K
A copy of the Company's Annual Report on Form 10-K for the year ended January 31, 2011 filed with the SEC accompanies this Proxy Statement. Additional copies of the Annual Report on Form 10-K, this proxy statement and directions to the location of the annual meeting of stockholders may be obtained, without charge, from the Company's website at www.mfri.com, 847-966-1000, or by writing to the Company's Corporate Secretary at MFRI, Inc., 7720 N. Lehigh Avenue, Niles, Illinois 60714.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2012 ANNUAL MEETING

Inclusion of Proposals in the Company's Proxy Statement and Proxy Card Under SEC Rules

In order to be eligible for inclusion in the proxy statement and proxy form relating to such meeting pursuant to the rules and regulations of the SEC, any proposal which a stockholder intends to present at the annual meeting of stockholders in 2012 must be in writing, must be received by the Company at its principal executive offices in Niles, Illinois by January 27, 2012 and must satisfy the applicable rules and regulations of the SEC.

Advance Notice Requirements for Shareholder Submission of Nominations and Proposals

In addition, a stockholder recommendation for nomination of a candidate for election to the Board of Directors or a proposal for consideration at the 2012 annual meeting of stockholders must be submitted in accordance with the advance notice procedures and other requirements in the Company's bylaws. These requirements are separate from and in addition to, the requirements discussed above to have the stockholder proposal included in the proxy statement and form of proxy/voting instruction card pursuant to the SEC's rules.
Our bylaws require a stockholder who wants to nominate a director or submit a stockholder proposal be a stockholder of record at the time of giving the notice and on the record date for the determination of stockholders entitled to vote at the meeting and comply with the advance notice provisions of our bylaws.
Our bylaws require that stockholder recommendations for nominees to the Board must include the name of the nominee or nominees, all information relating to such person that is required to be disclosed in a proxy statement, a consent signed by the nominee evidencing a willingness to serve as a director, if elected and disclosure of any relationship between the stockholder making the recommendation and the proposed nominee or nominees.
Our bylaws require that stockholder proposals include a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting and all information relating to such business that would be required to be disclosed in a proxy statement or otherwise in connection with solicitations of proxies for election of directors. In order to be considered timely under the advance notice requirements of our bylaws, the proposal or recommendation for nomination must be received by the Board of Directors at least 90 days but no more than 120 days prior to the first anniversary of the previous year's annual meeting. For the 2012 annual meeting of stockholders, a proposal or recommendation for nomination must be received by the Board of Directors not earlier than February 16, 2012 and not later than March 17, 2012. If the date of the annual meeting is more than 30 days from the date of the previous year's annual meeting, then the proposal or recommendation must be received not later than five business days after the date on which notice of the 2012 annual meeting is mailed or publicly disclosed or such proposal will be considered untimely. Except for proposals properly made in accordance with the applicable rules and regulations of the SEC, the advance notice provisions of the bylaws shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders.
In addition, our bylaws require that the stockholder giving notice must also include (i) the name and address of the stockholder, (ii) the class or series and number of shares which are beneficially owned or held of record by the stockholder, (iii) the nominee holder for and number of, shares beneficially owned but not owned of record by such stockholder, (iv) whether and to the extent to which any hedging or other transaction or any other arrangement has been entered into by or on behalf of the stockholder, the intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder with respect to any shares in the Company, (v) if known by the stockholder, the name and address of any other stockholder supporting the nominee or proposal, (vi) any arrangements or understandings between such persons, (vii) whether the stockholder intends to solicit proxies in connection with the nomination or proposal and (viii) a representation that the stockholder intends to appear in person or by proxy at the meeting to present the proposal or nomination.
IMPORTANT

All stockholders are cordially invited to attend the meeting in person.
If you cannot be present at the meeting, we urge you to PROMPTLY vote your shares by phone, via the internet, or by signing, dating and returning the enclosed Proxy in the enclosed self-addressed envelope. No postage need be affixed if mailed in the United States.

MFRI, INC.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED UNDER ITEM 1 AND FOR THE RATIFICATION OF GRANT THORNTON AS THE COMPANY'S AUDITORS.

1.
Election of Directors
Nominees: David Unger, Bradley E. Mautner, Dennis Kessler, Arnold F. Brookstone, Eugene Miller, Stephen B. Schwartz, Michael J. Gade and Mark A. Zorko.(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided at the right and mark the oval "For All Nominees Except")
		For / /	Withheld / /	For All Nominees Except / /

		Nominee	Exceptions
		For	Against	Abstain
2.	Ratification of Grant Thornton as the Company's auditors	/ /	/ /	/ /
3.	In accordance with their discretion upon all other matters that may properly come before said meeting and any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or at any adjournment thereof.

Signature

Signature

Date: , 2011

NOTE: Please sign exactly as name appears hereon. For joint accounts, both owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please sign your full title.

PROXY                                                PROXY

MFRI, INC.

FOR SHARES OF COMMON STOCK SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2011

The undersigned hereby appoints DAVID UNGER, BRADLEY E. MAUTNER and MICHAEL D. BENNETT and each of them, proxies with power of substitution and revocation, acting by majority of those present and voting, or if only one is present and voting then that one, to vote, as designated on the reverse side hereof, all of the shares of stock of MFRI, INC. which the undersigned is entitled to vote, at the annual meeting of stockholders to be held at Hilton Rosemont Hotel Chicago O'Hare, 5550 North River Road, Rosemont, Illinois on June 15, 2011 at 10:00 a.m. Chicago time and at any adjournment thereof, with all the powers the undersigned would possess if present.

PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.